UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 6, 2005

                           ELECTRONIC GAME CARD, INC.

               (Exact Name of Registrant as Specified in Charter)



            Nevada                     0-25853                    87-0570975
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                712 Fifth Avenue, 19th Floor, New York, N Y 10019
               (Address of principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (646) 723-8936

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

(a) On April 6, 2005, the Registrant completed a second and final closing of its offering of convertible promissory notes (the "Convertible Promissory Notes") to accredited investors in a private placement of securities (the "Private Placement") previously reported on the Registrant's Current Report on Form 8-K filed on March 31, 2005 (the "March 31, 2005 8-K"). The Registrant sold an additional $248,000 Convertible Promissory Notes in the final closing on April 6, 2005, making a total of $8,666,000 Convertible Promissory Notes sold, in the aggregate in the Private Placement. The March 31, 2005 8-K, including the Exhibits filed with it, is specifically incorporated herein by reference. The Registrant reasonably believes that the securities were sold only to "accredited investors," as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "Act"). Each $48,000 principal amount of a Convertible Promissory Note will automatically convert into 32,000 shares of the Registrant's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock. Each share of the Series A Preferred Stock is initially convertible into one (1) share of the Registrant's common stock, par value $0.001 per share (the "Common Stock"), which equates to an initial conversion price of $1.50 per share of Common Stock. The Convertible Promissory Notes may be converted, at the purchaser's discretion, directly into Common Stock on an as-converted-into-Series-A-Preferred-Stock basis, whether or not the Series A Preferred Stock is authorized and issued, and are immediately convertible for such purpose. Consequently, each Convertible Promissory Note is convertible ultimately into an aggregate of 32,000 shares of Common Stock. Also, the Registrant issued one (1) warrant (a "Warrant") to acquire one (1) share of Series A Preferred Stock for every two shares of Series A Preferred into which the Convertible Promissory Notes are initially convertible. The Warrants shall be exercisable to acquire shares of Series A Preferred Stock upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock. The Warrants shall be exercisable initially at $1.85 per share of Series A Preferred Stock, subject to adjustment, and shall be exercisable for a period of 5 years. In addition, at the option of the holder, each Warrant is also immediately exercisable directly to acquire, instead of shares of Series A Preferred

Stock, shares of Common Stock on an as-converted-from-Series-A-Preferred-Stock basis, whether or not the Series A Preferred Stock is ever authorized or issued. Unexercised Warrants shall expire earlier upon notice by the Company to the holders of the Warrants following any consecutive 30-day trading period during which the Common Stock trades on its principal market at a price at or above three (3) times the then applicable exercise price with average daily volume of at least 100,000 shares (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events). The terms and conditions of the Warrant are set forth in Exhibit 10.8 to the March 31, 2005 8-K, and specifically incorporated herein by reference.

Upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock, the Registrant will issue to investors an aggregate of approximately 165,333 Series A Preferred Stock in exchange for their Convertible Promissory Notes purchased in the closing on April 6, 2005. In addition, the Registrant has issued to investors Warrants which shall be exercisable to purchase approximately 82,667 shares of Series A Preferred Stock, upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock, and which Warrants are immediately exercisable to acquire, instead of shares of Series A Preferred Stock, shares of Common Stock on an as-converted-from-Series-A-Preferred-Stock basis (initially, an aggregate of 82,667 shares of Common Stock). The Convertible Promissory Notes and Warrants were sold by the Registrant to the investors on the terms and conditions set forth in the Securities Purchase Agreement (the "Agreement") filed as Exhibit
10.5 to the March 31, 2005 8-K, which Agreement is specifically incorporated herein by reference.

In connection with the closing, the Registrant paid a cash fee to the placement agents of $24,800, which is equal to ten percent (10%) of $248,000 in Convertible Promissory Notes sold to investors that the placement agents introduced to the Registrant. In addition, the Registrant reimbursed the placement agent for $1,000 of legal fees.

Upon the conclusion of the offering completed on April 6, 2005, the Registrant issued placement agent warrants (the "Placement Agent
Warrant") to the placement agents granting the right to purchase 16,533 shares of the Registrant's Common Stock. The Placement Agent Warrants represent ten percent (10%) of the shares of Common Stock initially issuable upon exercise of the Series A Preferred Stock initially issuable upon conversion of the Convertible Promissory Notes sold to investors introduced to the Registrant by the placement agents. The placement agents did not and will not receive Placement Agent Warrant with respect to the Warrants or the shares underlying Warrants. The Registrant has agreed to indemnify its placement agents against certain liabilities. The Registrant also agreed to pay its own costs of the Private Placement.

The Placement Agent Warrants shall initially be exercisable at $1.85 per share of Common Stock, subject to adjustment, commencing upon the date of issuance and continuing for five (5) years after issuance or until the date which is ten (10) days after the Registrant furnishes written notice to the Placement Agent Warrant holder that the market price of the Common Stock has been at least 300% of the then applicable exercise price of the Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events). The Placement Agent Warrants shall be transferable by the placement agent only to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Registrant. The Placement Agent Warrant includes a "cashless exercise" provision.

Shares of Common Stock underlying Convertible Promissory Notes and Warrants, whether initially converted into Series A Preferred Stock or converted to Common Stock directly, as well as Common Stock underlying Placement Agent Warrants are "restricted securities" and, therefore, may be transferred, to the extent permissible, only pursuant to registration or qualification under federal and state securities laws or pursuant to an exemption from registration or qualification.

In addition, upon the conclusion of the offering, the Registrant issued to the placement agents, placement agent warrants (the "Placement Agent Warrant") in connection with the closing completed on April 6, 2005 granting the right to purchase 16,533 shares of the Registrant's Common Stock, which represent ten percent (10%) of the shares of Common Stock initially issuable upon exercise of the Series A Preferred Stock initially issuable upon conversion of the Convertible Promissory Notes sold to investors that the placement agents introduced to the Registrant. The placement agents did not and will not receive Placement Agent Warrants with respect to the Warrants or the shares underlying Warrants. The Registrant has agreed to indemnify its placement agents against certain liabilities. The Registrant also agreed to pay its own costs of the Private Placement.

In connection with the closing, the Registrant entered into a Registration Rights Agreement, which is filed as Exhibit 10.6 to the March 31, 2005 8-K, and which is specifically incorporated herein by reference. The Registration Rights Agreement imposes certain registration obligations upon the Registrant with respect to the shares of Common Stock underlying the Convertible Promissory Notes ("Common Shares") acquired in the Private Placement by each investor who executes and delivers to the Registrant the Securities Purchase Agreement. The Registration Rights Agreement also grants registration rights in favor of such investors with respect to the shares of Common Stock underlying Warrants ("Warrant Shares") received by them in the Private Placement. Placement agents who execute and deliver the Registration Rights Agreement to the Registrant shall have similar rights with respect to the shares of Common Stock underlying Placement Agent Warrants ("Placement Agent Warrant Shares"). The shares with respect to which the Registration Rights Agreement grants such rights are referred to as "Registrable Securities", and shall continue to be Registrable Securities until those shares have either been effectively registered under the Act and disposed of in accordance with a registration statement covering them,
(y) have been sold to the public pursuant to Rule 144 or by similar provision under the Act, or (z) are eligible for resale under Rule 144(k) or by similar provision under the Act without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

Pursuant to the Registration Rights Agreement, the Registrant is required to use its reasonable best efforts to accomplish the following:

(x) prepare and file a registration statement covering the Common Shares, the Warrant Shares, and the Placement Agent Warrant Shares (a "Required Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") by the date (the "Required Filing Date") which is not more than sixty (60) days after the first date to occur (the "Commencement Date") of the following dates: the Final Closing Date (as such term is defined in the Securities Purchase Agreement) or the termination of the Offering, if there is no Final Closing Date; and

(y) cause either of the following (the "Effectiveness Actions") to occur by a date (the "Required Effectiveness Date") which is not more than one hundred and twenty (120) days after the Commencement Date: (A) cause the SEC to declare the Required Registration Statement to be effective or (B) cause the SEC to communicate to the Registrant, orally or in writing, that the Required Registration Statement will not be reviewed or that the Commission has no further comments thereupon, whereupon the Registrant shall cause the Required Registration Statement to be effective.

Pursuant to the Registration Rights Agreement, the failure to file or become effective within the applicable time period shall be deemed to be a "Non-Registration Event". For each thirty (30) day period during the pendency of any such Non-Registration Event, the Registrant shall deliver to each investor in the Private Placement, as liquidated damages, an amount equal to one percent (1.0%) of the aggregate purchase price paid by such investor for Convertible Promissory Notes in the Offering, with such payment being pro-rated for any Non-Registration Event of less than thirty (30) days, subject to the maximum penalty of 18.5% of the gross proceeds. Each such payment is hereinafter referred to as a "Non-Registration Event Penalty Payment". Notwithstanding the foregoing, in no event shall the Registrant be obligated to pay more than one Non-Registration Event Penalty Payment to the same Purchaser in respect of a substantively concurrent failure to perform. The Registrant, at its sole discretion, shall pay the Non-Registration Event Penalty Payment to all holders in cash or in shares of its Common Stock.

The Registrant agreed to use its reasonable best efforts to keep such Required Registration Statement continuously effective (the "Effective Period") for a period of two years after the Required Registration Statement first becomes effective plus whatever period of time as shall equal any period, if any, during such two year period in which the Registrant was not current with its reporting requirements under the Exchange Act.
To the extent the Registrable Securities are not sold under the Required Registration Statement, the investors in the Private Placement shall have the following registration rights pursuant to the Registration Rights Agreement:

If the Registrant is eligible to use Form S-3 under the Act (or any similar successor form) and shall receive from the holders of the Common Shares and any permitted transferees (the "S-3 Initiating Holders") a written request that the Registrant effect a registration on such Form S-3 pursuant to Rule 415 of the Act and any related qualification or compliance with respect to all or part of the Registrable Securities owned by the S-3 Initiating Holders (provided, that the S-3 Initiating Holders registering Registrable Securities in such registration (together with all other holders of Registrable Securities to be included in such registration) propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the date of filing of the Form S-3 with respect to such Registrable Securities) to the public of no less than $500,000), the Registrant shall (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Registrable Securities; and (ii) as soon as practicable, use reasonable best efforts to file and effect such registration and all such qualifications and compliances as may be so reasonably requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder in the group of holders joining in such request as is specified in a written request given within fifteen (15) days after the holder's receipt of such written notice from the Registrant.

In addition, for so long as the Registration Rights Agreement shall be applicable, whenever the Registrant proposes to register any of its securities under the Act (other than pursuant to any of the registration rights described above, or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Registrant will give prompt written notice (but in no event less than fifteen
(15) days before the anticipated filing date) to all holders of Registrable Securities, and such notice shall describe the proposed registration and distribution and offer to all holders of Registrable Securities the opportunity to register the number of Registrable Securities as each such holder may request. The Registrant will include in such registration all Registrable Securities with respect to which the Registrant has received written requests for inclusion therein within ten (10) days after the holders' receipt of the Registrant's notice. The Registrant shall use all reasonable efforts to cause the managing underwriter of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

The performance of these registration rights is subject to customary investor representations and warranties, customary indemnifications by investors, customary allocations of fees and expenses and, where applicable, customary cutback and blackout provisions.

The terms of the Series A Preferred Stock shall be set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant, which will be filed in Nevada upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock. The form of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock is filed as Exhibit 10.9 to the March 31, 2005 8-K, and is specifically incorporated herein by reference.

In addition to the description of terms of the Series A Preferred Stock elsewhere in this Current Report on Form 8-K, which is qualified in its entirety by reference to the Certificate of Designations, the holders of the Series A Preferred Stock have certain other rights as set forth in the Certificate of Designations.

The holders of the Series A Preferred Stock shall be entitled to receive cumulative dividends in preference to any dividend on the Common Stock at the rate of 6% per annum of the original issue price per share ($1.50 per share) of the Series A Preferred Stock as adjusted for stock splits, dividends, combinations or other recapitalization of the Series A Preferred Stock, payable in cash or in Series A Preferred Stock, at the Registrant's sole discretion, out of funds legally available therefor. The holders of Series A Preferred also shall be entitled to participate pro rata in any dividends paid on the Common Stock on an as-converted basis. The Holders of the outstanding Convertible Promissory Notes will receive payments of interest at the same times, and in the same manner, as dividends would have been paid on the Series A Preferred Stock, on an as-converted-into-Series-A-Preferred-Stock basis, whether or not the Series A Preferred Stock is authorized and issued.

In the event of any liquidation or winding up of the Company, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to the holders of Common Stock, a per share amount equal to the original issue price per share of the Series A Preferred Stock ($1.50 per share), as adjusted for stock splits, dividends, combinations or other recapitalization of the Series A Preferred Stock, plus any accrued but unpaid dividends (the "Series A Liquidation Preference"). Notwithstanding the foregoing, if the holders of the Series A Preferred Stock would be entitled to receive on an as-converted basis an amount greater than the Series A Preferred Stock liquidation preference, the holders of the Series A Preferred Stock shall be entitled to receive such greater amount. The holders of the Convertible Promissory Notes will have liquidation rights on an as-converted-into-Series-A-Preferred-Stock basis until the unpaid principal amount and interest is paid in full, whether or not the Series A Preferred Stock is authorized and issued.

Each holder of Series A Preferred Stock will have the right to convert such shares, at any time, into shares of Common Stock. The initial conversion price for the Series A Preferred will be original issue price per share of the Series A Preferred Stock ($1.50 per share). The conversion price shall be subject to adjustment as described below.

The Series A Preferred Stock shall be automatically converted into Common Stock, at the then applicable conversion price, upon the earlier of (i) immediately prior to the closing of an underwritten public offering of shares of Common Stock of the Registrant with an aggregate value of not less than $15 million for a price per share of not less than three (3) times the original issue price per share of the Series A Preferred Stock ($1.50 per share), as adjusted for stock splits, etc., in each case before deduction of underwriters commissions and expenses (a "Qualified IPO"); (ii) upon ten (10) business days written notice by the Company to the holders of the Series A Preferred Stock that during any prior consecutive 30-day trading period the closing market price of the Common Stock on its principal market was at a price at or above three (3) times the then applicable conversion price, with average daily volume of at least 100,000 shares (subject to adjustment in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events); or (iii) upon the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

The conversion price of the Series A Preferred Stock shall be appropriately adjusted in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events. In addition, the conversion price shall be subject to appropriate adjustment, on a weighted average basis, in the event that the Registrant issues, or is deemed to issue, additional shares of Common Stock at a purchase price less than the then-effective conversion price, except for certain issuances excluded from any such calculation. The Series A Preferred Stock will vote together with the Common Stock and not as a separate class except as specifically provided in the Certificate of Designations or as otherwise required by law. Each share of Series A Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series A Preferred Stock. Except as set forth below, the holders of the Convertible Promissory Notes will have no voting rights.

Without the consent of at least a majority in interest of the Series A Preferred Stock, so long as the Series A Preferred Stock is outstanding the Registrant will not (a) authorize, issue or agree to authorize or issue any new class or series of senior equity securities or parity equity securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such senior equity securities or parity equity securities, or offer, sell or issue any senior equity securities or parity equity securities or securities or rights of any kind convertible into or exercisable or exchangeable for any such senior equity securities or parity equity securities; (b) purchase, repurchase or redeem shares of (i) Common Stock, (ii) securities or rights of any kind convertible into or exercisable or exchangeable for Common Stock or (iii) other securities of the Company, (except in the case of a termination of an employee, at which the Company may repurchase or redeem such shares of Common Stock at cost and pursuant to any agreement under which such shares of Common Stock were issued); (c) increase the authorized number of shares of Series A Preferred Stock (other than for the payment of dividends on the Series A Preferred Stock);or (d) amend the Certificate of Incorporation or Bylaws of the Registrant or alter or change the rights, preferences or privileges of the Series A Preferred Stock or any parity equity securities or senior equity securities in each case so as to affect adversely the rights, preferences or privileges of the Series A Preferred Stock. So long as the Convertible Promissory Notes are outstanding, the Company will not do any of the foregoing without the consent of a majority in interest of the then outstanding Convertible Promissory Notes.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 Unregistered Sales of Equity Securities.

(a) On April 6, 2005, the Registrant completed a second and final closing of its offering of convertible promissory notes (the "Convertible Promissory Notes") to accredited investors in a private placement of securities (the "Private Placement") previously reported on the Registrant's Current Report on Form 8-K filed on March 31, 2005 (the "March 31, 2005 8-K"). The Registrant sold an additional $248,000 Convertible Promissory Notes in the final closing on April 6, 2005, making a total of $8,666,000 Convertible Promissory Notes sold, in the aggregate, in the Private Placement. The March 31, 2005 8-K, including the Exhibits filed with it, is specifically incorporated herein by reference.

Each $48,000 principal amount of a Convertible Promissory Note will automatically convert into 32,000 shares of the Registrant's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred"), upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred. Each share of the Series A Preferred Stock is initially convertible into one (1) share of the Registrant's common stock, par value $0.001 per share (the "Common Stock"), which equates to an initial conversion price of $1.50 per share of Common Stock. The Convertible Promissory Notes may be converted, at the purchaser's discretion, directly into Common Stock on an as-converted-into-Series-A-Preferred-Stock basis, whether or not the Series A Preferred Stock is authorized and issued, and are immediately convertible for such purpose. Consequently, each Convertible Promissory Note is convertible ultimately into an aggregate of 32,000 shares of Common Stock. Also, the Registrant issued one (1) warrant (a "Warrant") to acquire one (1) share of Series A Preferred Stock for every two shares of Series A Preferred into which the Convertible Promissory Notes are initially convertible.

The Registrant will issue to investors an aggregate of approximately 165,333 Series A Preferred Stock, upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock. In addition, the Registrant has issued to investors Warrants which shall be exercisable to purchase approximately 82,667 shares of Series A Preferred Stock , upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock, and which Warrants are immediately exercisable to acquire, instead of shares of Series A Preferred Stock, shares of Common Stock on an as-converted-from-Series-A-Preferred-Stock basis (initially, an aggregate of approximately 82,667 shares of Common Stock). The Convertible Promissory Notes and Warrants were sold by the Registrant to the investors on the terms and conditions set forth in the Securities Purchase Agreement (the "Agreement") filed as Exhibit 10.5 to the March 31, 2005 8-K, which Agreement is specifically incorporated herein by reference.

(c) On April 6, 2005, the Registrant completed a second and final closing of its convertible promissory notes (the "Convertible Promissory Notes") to accredited investors in a private placement of securities (the "Private Placement") previously reported on the Registrant's Current Report on Form 8-K filed on March 31, 2005 (the "March 31, 2005 8-K"). The Registrant sold an additional $248,000 Convertible Promissory Notes in the final closing on April 6, 2005, and a total of $8,666,000 Convertible Promissory Notes in the aggregate in the Private Placement. The March 31, 2005 8-K, including the Exhibits filed with it, is specifically incorporated herein by reference.

Each $48,000 principal amount of a Convertible Promissory Note will automatically convert into 32,000 shares of the Registrant's Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred"), upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred. Each share of the Series A Preferred Stock is initially convertible into one (1) share of the Registrant's common stock, par value $0.001 per share (the "Common Stock"), which equates to an initial conversion price of $1.50 per share of Common Stock. The Convertible Promissory Notes may be converted, at the purchaser's discretion, directly into Common Stock on an as-converted-into-Series-A-Preferred-Stock basis, whether or not the Series A Preferred Stock is authorized and issued, and is immediately exercisable for such purpose. Consequently, each Convertible Promissory Note is convertible ultimately into an aggregate of 32,000 shares of Common Stock. Also, the Registrant issued one (1) warrant (a "Warrant") to acquire one (1) share of Series A Preferred Stock for every two shares of Series A Preferred into which the Convertible Promissory Notes are initially convertible.

Upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock, the Registrant will issue to investors an aggregate of approximately 165,333 Series A Preferred Stock in exchange for their Convertible Promissory Notes purchased in the closing on April 6, 2005. In addition, the Registrant has issued to investors Warrants which shall be exercisable to purchase approximately 82,667 shares of Series A Preferred Stock, upon the effectiveness of actions by the Registrant's shareholders to authorize the Series A Preferred Stock, and which Warrants are immediately exercisable to acquire, instead of shares of Series A Preferred Stock, shares of Common Stock on an as-converted-from-Series-A-Preferred-Stock basis (initially, an aggregate of 82,667 shares of Common Stock). The Convertible Promissory Notes and Warrants were sold by the Registrant to the investors on the terms and conditions set forth in the Securities Purchase Agreement (the "Agreement") filed as Exhibit 10.5 to the March 31, 2005 8-K, which Agreement is specifically incorporated herein by reference.

In connection with the closing, the Registrant paid a cash fee to the placement agents of $24,800, which is equal to ten percent (10%) of $248,000 in Convertible Promissory Notes sold to investors that the placement agents introduced to the Registrant. In addition, the Registrant reimbursed the placement agents for $1,000 of legal fees.

Upon the conclusion of the offering completed on April 6, 2005, the Registrant issued placement agent warrants (the "Placement Agent
Warrant") to the placement agents granting the right to purchase 16,533 shares of the Registrant's Common Stock. The Placement Agent Warrants represent ten percent (10%) of the shares of Common Stock initially issuable upon exercise of the Series A Preferred Stock initially issuable upon conversion of the Convertible Promissory Notes sold to investors introduced to the Registrant by the placement agents. The placement agents did not and will not receive Placement Agent Warrant with respect to the Warrants or the shares underlying Warrants. The Registrant has agreed to indemnify its placement agents against certain liabilities. The Registrant also agreed to pay its own costs of the Private Placement.

(d) The sales of securities at the closing were made by the Registrant in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the "Act"), including Section 4(2) of the Act and/or Rule 506 under Regulation D promulgated pursuant to the Act. The Registrant reasonably believes that the securities were sold only to "accredited investors", as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Act, without general solicitation or general advertising, and with limitations on resale in accordance with Rule 502(d) under Regulation D promulgated pursuant to the Act, and intends to file the necessary notice of sales pursuant to Rule 503 under Regulation D promulgated pursuant to the Act within the time period required thereby. In any case, the Registrant reasonably believes that the securities were sold to no more than thirty-five (35) purchasers of securities from the Registrant, as such number of purchasers is calculated pursuant to Rule 501(e) under Regulation D promulgated pursuant to the Act (excluding, among other things, accredited investors, as such term is defined under Rule 501(e) under Regulation D promulgated pursuant to the Act).

(e) The Warrants shall be exercisable initially at $1.85 per share of Series A Preferred Stock, subject to adjustment, and shall be exercisable for a period of 5 years. In addition, at the option of the holder, each Warrant is also immediately exercisable directly to acquire, instead of shares of Series A Preferred Stock, shares of Common Stock on an as-converted-from-Series-A-Preferred-Stock basis, whether or not the Series A Preferred Stock is ever authorized or issued. Unexercised Warrants shall expire earlier upon notice by the Company to the holders of the Warrants following any consecutive 30-day trading period during which the Common Stock trades on its principal market at a price at or above three (3) times the then applicable exercise price with average daily volume of at least 100,000 shares (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events). The terms and conditions of the Warrants are set forth in Exhibit 10.8 to the March 31, 2005 8-K, and are specifically incorporated herein by reference. The Placement Agent Warrants shall initially be exercisable at $1.85 per share of Common Stock, subject to adjustment, commencing upon the date of issuance and continuing for five (5) years after issuance or until the date which is ten (10) days after the Registrant furnishes written notice to the Placement Agent Warrant holder that the market price of the Common Stock has been at least 300% of the then applicable exercise price of the Warrant for a period of at least thirty (30) days, and the average trading volume of the Common Stock has been at least 100,000 shares per day during the preceding thirty (30) days (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events). The Placement Agent Warrants shall be transferable by the Placement Agents only to its officers, directors, shareholders and employees, as well as by such persons to their immediate family affiliates in connection with estate planning, provided that no such transfer or disposition may be made other than in compliance with applicable securities laws and furnishing satisfactory evidence of such compliance to the Registrant. The Placement Agent Warrant shall include a "cashless exercise" provision.

[Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronic Game Card, Inc.


                                        By: /s/ John Bentley
                                        ---------------------------------
                                        John Bentley
                                        Chief Executive Officer


Date: April 11, 2005